Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated February 17, 2006, with respect to the financial statements of Computación Monrenca Panama, S.A., not included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-134090) and related Prospectus of Intcomex, Inc. for the registration of $120,000,000 11 3/4 Second Priority Senior Secured Notes due 2011.

/s/ Ernst & Young

Panama, Republic of Panama

August 4, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated February 4, 2005 (except for Note 7 as to which the date is August 4, 2006), with respect to the financial statements of Intcomex de las Américas, S.A., not included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-134090) and related Prospectus of Intcomex, Inc. for the registration of $120,000,000 11 3/4 Second Priority Senior Secured Notes due 2011.

/s/ Ernst & Young

Panama, Republic of Panama

August 4, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our reports dated January 30, 2006 and February 9, 2005, relating to the financial statements of Intcomex S.A. de C.V., which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Figueroa, Jimenez & Co.

Figueroa, Jimenez & Co., S.A. (before Peat, Marwick, Mitchell & Co. (Latin America)., S.A.)

San Salvador, El Salvador

August 14, 2006

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in Amendment No. 1 Registration Statement on Form S-4 of Intcomex, Inc. of our report dated July 22, 2005, relating to the financial statements of Centel, S.A. de C.V., which appears in such Registration Statement.

We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Mexico City D.F., Mexico

August 14, 2006

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in Amendment No. 1 Registration Statement on Form S-4 of Intcomex, Inc. of our report dated January 31, 2006, relating to the financial statements of Centel, S.A. de C.V., which appears in such Registration Statement.

We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Mexico City D.F., Mexico

August 14, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We consent to the use of our report dated February 20, 2004, with respect to the statements of income, stockholders’ equity and cash flows of Intocomex Costa Rica Mayorista en Equipo de Computo, S.A. for the year ended December 31, 2003, included herein and in the registration statement.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ KPMG

KPMG, S.A.

San Jose, Costa Rica

August 14, 2006